[GRAPHIC OMITTED]

                                PICTURE OF FLAGS

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

                        ANNUAL REPORT - DECEMBER 31, 2002


  MORNINGSTAR RATED(TM)GABELLI INTERNATIONAL GROWTH FUND,INC. CLASS AAA SHARES
      4 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 12/31/02 AMONG 488 U.S. DOMICILED FOREIGN STOCK FUNDS. THE FUND WAS RATED 3 STARS FOR THE
            THREE-YEAR PERIOD ENDED 12/31/02 AMONG 664 U.S. DOMICILED
                              FOREIGN STOCK FUNDS.

                                                               [GRAPHIC OMITTED]
                                                         PICTURE OF CAESAR BRYAN
                                                                    CAESAR BRYAN
TO OUR SHAREHOLDERS,

      In the conclusion to our third quarter report to shareholders we stated that markets had become very oversold by the end of September and investors could expect a decent snap back. This forecast proved to be reasonably correct as markets did bounce sharply in October and November, but December was not a good month for equity investors. For the quarter the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index returned 6.5%. Much of this return was due to the weakness of the U.S. dollar in the exchange market. In aggregate, the European Markets appreciated by 3.9% in local currencies but translated back to U.S. dollars the return increased to 10.2%. All the European markets appreciated in U.S. dollar terms. The best performers were some of the smaller markets such as Sweden, Portugal and Finland. Among the larger markets, France did best with a 17.3% return. The performance of the Swiss Market was disappointing. In local currency terms the market actually fell by 3.2%. Some of the large index constituent companies failed to join the market rally. Europe's largest market, the United Kingdom, also under-performed the European average but not by as much as Switzerland.

      The performance of the Japanese market was very disappointing. The Nikkei 225 Index fell by 8.5% in Yen terms and by 6.0% when translated back to dollars. However, for the year Japan actually performed better than Europe. Meanwhile Australia, Hong Kong and Singapore managed small gains for the quarter.

      For the fourth quarter of 2002 the Gabelli International Growth Fund, Inc. (the "Fund") returned 3.97%, which compares to a return of 5.46% in the average international fund monitored by Lipper Inc.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Performance relates to Class AAA Shares only. Other share classes have different performance characteristics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
---------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                   --------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
  2002:   Net Asset Value .....................   $14.02      $13.73     $11.35       $11.79        $11.79
          Total Return ........................     2.0%       (2.1)%    (17.3)%        4.0%        (14.1)%
---------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................   $15.20      $15.57     $13.14       $13.74        $13.74
          Total Return ........................   (16.9)%       2.4%     (15.6)%        6.2%        (23.7)%
---------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $24.34      $21.45     $20.07       $18.29        $18.29
          Total Return ........................     6.7%      (11.9)%     (6.4)%       (5.1)%       (16.5)%
---------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $15.94      $16.38     $17.40       $22.82        $22.82
          Total Return ........................     2.0%        2.8%       6.2%        36.9%         52.4%
---------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $17.03      $17.58     $14.74       $15.63        $15.63
          Total Return ........................    18.3%        3.2%     (16.2)%       14.7%         17.4%
---------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $13.51      $14.67     $15.31       $14.40        $14.40
          Total Return ........................     0.7%        8.6%       4.4%        (5.9)%         7.3%
---------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $11.71      $12.55     $12.53       $13.42        $13.42
          Total Return ........................     6.6%        7.2%      (0.2)%        7.1%         22.2%
---------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................      --          --      $10.57       $10.98        $10.98
          Total Return ........................      --          --        5.7%(b)      3.9%          9.8%(b)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
             ----------------------------------------------------

                                                                                                    SINCE
                                                QUARTER      1 YEAR       3 YEAR      5 YEAR     INCEPTION (B)
                                                ------      -------       ------      ------     -------------
   Gabelli International Growth
     Fund Class AAA .........................   3.97%       (14.12)%     (18.22)%     (0.43)%       4.67%
   MSCI EAFE Index ..........................   6.48%       (15.66)%     (17.00)%     (2.61)%       0.42%
   Lipper International
     Fund Average ...........................   5.46%       (16.67)%     (17.84)%     (2.63)%       1.28%
--------------------------------------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized. See page 8 for performance of other share classes.
(b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

MULTI-CLASS SHARES

     The Fund began offering additional classes of Fund shares in March 2000. Class AAA Shares are no-load shares offered directly by selected broker/dealers. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. The Board of Directors determined that expanding the types of Fund shares available through various distribution options will enhance the ability of the Funds to attract additional investors.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
        INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE
             AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

[GRAPH OMITTED]
PLOT POINTS FOLLOW:
              Gabelli International          Lipper           Morgan Stanley
                   Growth Fund           International     Capital International
                   (Class AAA)           Fund Average            EAFE Index
6/30/95               10,000                10,000                 10,000
Dec-95                10,990                10,605                 10,837
Dec-96                13,429                12,132                 11,314
Dec-97                14,409                12,799                 11,552
Dec-98                16,912                14,465                 13,000
Dec-99                25,777                20,375                 16,549
Dec-00                21,526                17,197                 14,239
12/01                 16,420                13,464                 11,219
12/02                 14,101                11,220                  9,462

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                                   HOLDINGS BY
                          GEOGRAPHIC REGION - 12/31/02

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

United Kingdom          16.7%
Japan                   16.3%
France                  13.9%
Switzerland             13.5%
Other                   11.0%
Ireland                  8.9%
Italy                    6.4%
South Africa             4.7%
Spain                    4.6%
Austalia                 4.0%

COMMENTARY

      Let's start with the good news. The grinding, unrelenting bear market has offered long term investors an opportunity -- it has made valuations more attractive. For example, European stocks now sell at a price to book value of about 1.6 times and with a dividend yield of over 3.5%. In the case of the United Kingdom market, the yield is nearer to 4.0% with an estimated price earnings multiple at 17 times. For comparison, ten-year U.K. government bonds are yielding 4.2%. These valuations are at multi-year lows and represent a meaningful discount to equity valuations in the United States. For example, the gap between the United Kingdom and the United States dividend yield is at its highest level since 1976. This had led to a pick-up in merger and acquisition activity especially with medium and small capitalization companies being taken private. We expect this trend to continue.

      There are a number of reasons why stocks in Europe trade at a discount to those in the United States. First, interest rates are lower in the U.S. than Europe, managements are more responsive to shareholders in the U.S. and, of course, there is a more fully developed equity market in the U.S. Clearly, first time equity investors, especially in continental Europe, have been hurt by the bursting of the technology bubble. However, recent figures suggest that private investors have been bargain hunting in European equities. Recently, European equity prices have suffered as a consequence of forced sales of stocks by insurance companies that have encountered solvency problems. This has prompted both the Swiss and U.K. authorities to change their guidelines to prevent further, damaging liquidations. Indeed, in the U.K. insurance companies purchased 12.5 billion pounds of equities in the first quarter of 2002 at the market peak and sold 7.1 billion pounds in the third quarter of 2002. Over the past forty years, insurance companies have sold equities in eight quarters and five of these have been in the current bear market. Two were in the bear market of the 1970s. What a wonderful contrary indicator.

      By the end of the third quarter ten-year U.S. government bond yields had fallen to 3.5% giving rise to fears of deflation. These fears have not been exorcised but at the end of 2002 the ten-year bond yield had risen to 3.82%. Conversely, during the quarter, bond yields in both Japan and Germany declined, and in the case of Japan, quite dramatically to 0.90% from 1.18% by the end of September. U.S. bond yields rose in the face of lower overseas bond rates and a further 50 basis point reduction in the federal funds rate. This was probably due to selling by foreigners, as during the quarter the dollar weakened materially against both the Yen and the Euro.

      From a macro-economic standpoint, a weaker dollar is probably helpful in correcting some imbalances. First, it raises import prices in the United States, preventing deflationary momentum from building. Second, a stronger Euro acts as a tightening in European monetary policy, allowing the European Central Bank to further cut Euro interest rates. Third, it encourages structural reform, due to the loss of competitiveness, in both Europe and Japan. However, this is a fine line and a gradual weakening of the dollar must not be allowed to get out of hand. Why? Because, according to Bill Gross of Pimco, foreigners now hold over $7 trillion of U.S. assets, which includes 13% of the U.S. stock market, 35% of the U.S. Treasury Market and 23% of the U.S. corporate bond market. A rush to the door would be very disruptive.

      Although economic growth is less than stellar in the United States on a relative basis, the U.S. remains an oasis of prosperity. Germany, Europe's largest economy, is generating little, if any, growth. Other European countries, such as the United Kingdom and Spain, are doing better but recent estimates put Gross Domestic Product ("GDP") growth in the Euro Zone at only 1% for 2003. Fiscal policy, as a macroeconomic tool, has been blunted by the "stability pact" which limits the budget deficit as a percentage of GDP. This actually has resulted in taxes being raised in Germany at a time of economic weakness. Commentators have renamed the agreement as the "stupidity pact". Enough said. The Japanese economy received a boost from rising exports but this is now wearing off as consumer demand slows in the U.S. Meanwhile, domestic demand in Japan remains sluggish in an environment of declining real household income.

      The strength of the U.S. dollar over a number of years, faster economic growth in the U.S. than overseas and the attractiveness of U.S. assets has resulted in a large trade and current account deficit. Probably this has now reached an unsustainable level. The impact of an economic slowdown and a decline in the dollar should be a contraction of the trade deficit. However, as we all now know, the rapid and unprecedented collapse in U.S. interest rates orchestrated by the Federal Reserve has caused a massive boom in refinancing. This, in turn, has re-ignited the consumer who has continued to spend on cars and other consumer durables; and many of them originate from overseas, particularly China.

      China has become an extremely important influence on the global economy. The U.S. trade deficit with China is now equal to 1% of U.S. GDP. China, with its fixed exchange rate and rapid productivity growth, is exporting deflation. And, as we have talked about in previous reports, Japan is mired in a deflationary fog. It is now clear that monetary authorities have shifted their attention from inflation to avoiding deflation. Bond investors beware.

INVESTMENT SCORECARD

      Generally the most oversold stocks did best during the quarter. These include, among the Funds larger holdings, Vodafone, Vivendi, News Corp., Richemont, and Japan Telecom. All these holdings appreciated by move than 20%. At the other end of the spectrum, our losers were generally Japanese stocks and included Nintendo, Capcom, Nikko Cordial and Ito Yokado. In Europe, defensive holdings such as healthcare and consumer non-durables did not participate in the rally. Many of the shares, as a consequence, have become, in our opinion, attractive for investment.

      During the quarter we sold our position in Olympus Optical, Secom and Tsakos Energy, an oil shipping company. Our purchases included UBS, one of the world's leading financial institutions, Mediaset, Italy's largest T.V. broadcaster and Murata Manufacturing, a Japanese based electronic component manufacturer.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2002.

ALTADIS SA (ALT.P - $22.81 - PARIS STOCK EXCHANGE) is the product of the merger between the largest tobacco companies in France and Spain. The company controls the leading cigarette brands in France and Spain and is involved in the logistics business. Altadis is also the largest cigar company in the world with the rights to sell Cuban cigars in world markets. Since the merger, management has been able to reduce the number of manufacturing plants, thus increasing profits.

ASTRAZENECA PLC (AZN.L - $35.09 - LONDON STOCK EXCHANGE; AZN.SS - $35.12 - STOCKHOLM STOCK EXCHANGE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec, which is losing its patent protection. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment with the support of its strong research and development effort. The company also has strong position in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $10.20 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

COCA-COLA HELLENIC BOTTLING CO. SA (HLB.AT - $13.89 - ATHENS STOCK EXCHANGE) was formed in 2000 through the merger of Hellenic Bottling Company S.A. and Coca-Cola Beverages plc, and is the second largest bottler in the world, operating in 26 countries that include established, emerging and developing markets. Based in Greece, the company listed its shares on the New York Stock Exchange in October 2002. While carbonated soft drinks ("CSDs") currently comprise 85% of it business, the company is aggressively pursuing growth opportunities in non-CSDs, with a particular focus on the large and highly fragmented European water market. Coca-Cola HBC trades at a discount to its peers and offers an attractive valuation, given its strong core business combined with significant growth opportunities.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $18.66 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $12.19 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

DIAGEO PLC (DGE.L - $10.95 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

GLAXOSMITHKLINE PLC (GSK.L - $18.73 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

KDDI CORP. (9433.T - $3,244.29 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

NEWS CORP. LTD. (NCP.AX - $6.59 - AUSTRALIAN STOCK EXCHANGE) is a leading global media firm, with interests in broadcast television, cable networks, publishing, magazine inserts, global satellite distribution, and British and Australian newspapers. In the U.S., News Corp. owns the FOX network and one of the country's largest TV station groups. In addition, the company runs 20th Century Fox films and is one of the largest producers of television programming.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                          FEBRUARY                          MARCH                APRIL
                          --------                          -----                ------
      1st Tuesday         Howard Ward                       Howard Ward          Howard Ward
      1st Wednesday       Walter Walsh & Laura Linehan      Caesar Bryan         Charles Minter & Martin Weiner
      2nd Wednesday       Caesar Bryan                      Susan Byrne          Susan Byrne
      3rd Wednesday       Elizabeth Lilly                   Henry Van der Eb     Ivan Arteaga
      4th Wednesday       Barbara Marcin                    Barbara Marcin       Walter Walsh & Laura Linehan
      5th Wednesday                                                              Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We believe that equity prices are discounting continued sluggish growth, at best, in corporate earnings and confidence remains low. However, at current prices, corporations will become increasingly active in pursuing opportunities such as mergers, acquisitions and other associated techniques such as buyouts. In the plus column, a resolution to the crisis in the Middle East is likely to result in a lower oil price, which would act as a tax cut to consumers. Investors can remain confident that the monetary authorities are very aware for the deflationary risks and will remain accommodative. This is a good time to invest in the best overseas companies at attractive valuations.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                 Sincerely,
                                                 /S/CAESAR BRYAN
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

February 10, 2003

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2002
Harmony Gold Mining Co. Ltd.                   Compagnie Financiere Richemont AG
Bank of Ireland                                Sanofi-Synthelabo SA
Altadis SA                                     Total Fina Elf SA
Novartis AG                                    AstraZeneca plc
GlaxoSmithKline plc                            Diageo plc
--------------------------------------------------------------------------------

                 Average Annual Returns -- December 31, 2002 (a)
---------------------------------------------------------------------------------------------------------------
                           CLASS AAA SHARES      CLASS A SHARES      CLASS B SHARES       CLASS C SHARES
                           ----------------      --------------      --------------       --------------
  1 Year ...................  (14.12)%            (13.05)%           (14.79)%               (14.85)%
                                                  (18.06)%(c)        (19.54)%(d)            (15.80)%(d)
  5 Year ...................   (0.43)%             (0.17)%            (0.73)%                (0.76)%
                                                   (1.35)%(c)         (1.02)%(d)             (0.76)%(d)
  Life of Fund (b) .........    4.67%               4.85%              4.46%                  4.44%
                                                    4.03%(c)           4.46%(d)               4.44%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on July 25, 2001, January 17, 2001 and December 17, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. (b) Performance is calculated from inception of Class AAA Shares on June 30, 1995. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
  (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
  Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
      SHARES                                         COST              VALUE
      -------                                        ----             -------
              COMMON STOCKS -- 98.3%
              AEROSPACE -- 0.3%
      45,000  BAE Systems plc (a) .............  $   221,483       $     89,696
                                                 -----------       ------------
              BROADCASTING -- 4.6%
      75,000  Mediaset SpA (a) ................      566,585            571,372
      13,000  Nippon Broadcasting
                System Inc. ...................      775,785            388,893
      25,575  NRJ Group .......................      241,086            389,139
      10,000  RTL Group .......................      599,500            296,966
                                                 -----------       ------------
                                                   2,182,956          1,646,370
                                                 -----------       ------------
              BUILDING AND CONSTRUCTION -- 2.6%
      75,750  CRH plc (a) .....................    1,120,545            923,623
                                                 -----------       ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.6%
      15,000  Capcom Co. Ltd. .................      480,192            225,878
                                                 -----------       ------------
              CONSUMER PRODUCTS -- 13.4%
      60,000  Altadis SA ......................      880,789          1,368,773
      17,000  Christian Dior SA ...............      855,329            572,096
      69,000  Compagnie Financiere
                Richemont AG, Cl. A ...........    1,223,929          1,287,490
       5,500  Nintendo Co. Ltd. (a) ...........      893,486            511,585
      30,000  Shimano Inc. ....................      483,343            455,043
       7,000  Swatch Group AG, Cl. B ..........      700,573            582,199
                                                 -----------       ------------
                                                   5,037,449          4,777,186
                                                 -----------       ------------
              ELECTRONICS -- 4.8%
       8,500  Murata Manufacturing
                Co. Ltd. ......................      382,730            333,067
       6,400  Rohm Co. Ltd. ...................    1,353,437            814,898
      12,000  Tokyo Electron Ltd. .............      589,698            543,018
                                                 -----------       ------------
                                                   2,325,865          1,690,983
                                                 -----------       ------------
              ENERGY AND UTILITIES -- 6.1%
     120,000  BP plc (a) ......................    1,061,626            813,117
      15,000  Gas Natural SDG SA ..............      277,724            284,427
       7,444  Total Fina Elf SA (a) ...........    1,123,894          1,063,885
                                                 -----------       ------------
                                                   2,463,244          2,161,429
                                                 -----------       ------------
              ENTERTAINMENT -- 3.6%
     151,000  Publishing &
                Broadcasting Ltd. .............    1,028,757            735,494
      34,000  Vivendi Universal SA (a) ........    1,968,755            546,069
                                                 -----------       ------------
                                                   2,997,512          1,281,563
                                                 -----------       ------------
              EQUIPMENT AND SUPPLIES -- 0.4%
      10,000  Terumo Corp. ....................      133,820            138,367
                                                 -----------       ------------
              FINANCIAL SERVICES -- 5.3%
      14,000  Invik & Co. AB, Cl. B ...........    1,036,830            416,144
      80,000  Irish Life & Permanent plc,
                London ........................      628,078            862,915
     180,000  Nikko Cordial Corp. (a) .........    1,233,959            605,106
                                                 -----------       ------------
                                                   2,898,867          1,884,165
                                                 -----------       ------------
                                                                      MARKET
      SHARES                                         COST              VALUE
      -------                                        ----             -------
              FINANCIAL SERVICES: BANKS -- 5.8%
     135,006  Bank of Ireland (a) .............  $   900,514       $  1,377,628
      14,000  UBS AG ..........................      614,827            680,413
                                                 -----------       ------------
                                                   1,515,341          2,058,041
                                                 -----------       ------------
              FINANCIAL SERVICES: INSURANCE -- 2.0%
      57,000  RAS SpA .........................      652,152            693,831
                                                 -----------       ------------
              FOOD AND BEVERAGE -- 8.1%
      10,000  Carlsberg AS, Cl. B .............      490,325            440,076
      20,000  Coca-Cola Hellenic
                Bottling Co. SA ...............      317,864            277,868
      85,000  Diageo plc (a) ..................      742,951            930,874
      17,600  Interbrew .......................      505,584            415,543
     100,000  Parmalat Finanziaria SpA ........      294,945            238,203
       6,000  Pernod-Ricard SA ................      530,704            581,131
                                                 -----------       ------------
                                                   2,882,373          2,883,695
                                                 -----------       ------------
              HEALTH CARE -- 19.4%
      14,875  AstraZeneca plc, London (a) .....      611,695            522,034
      14,126  AstraZeneca plc, Stockholm ......      532,974            496,085
      13,000  Aventis SA (a) ..................      979,044            704,068
      70,140  GlaxoSmithKline plc (a) .........    1,968,719          1,313,898
      37,000  Novartis AG (a) .................    1,360,711          1,357,841
      13,000  Roche Holding AG (a) ............    1,365,359            908,278
      18,000  Sanofi-Synthelabo SA ............      784,409          1,100,245
      12,000  Takeda Chemical
                Industries Ltd. ...............      674,966            501,559
                                                 -----------       ------------
                                                   8,277,877          6,904,008
                                                 -----------       ------------
              HOTELS AND GAMING -- 1.9%
      22,000  Greek Organization of
                Football Prognostics ..........      209,165            233,166
     165,000  Hilton Group plc (a) ............      581,257            438,539
                                                 -----------       ------------
                                                     790,422            671,705
                                                 -----------       ------------
              METALS AND MINING -- 6.4%
      85,500  Harmony Gold Mining Co.
                Ltd. (a) ......................      534,222          1,435,575
      11,000  Harmony Gold Mining Co.
                Ltd., ADR .....................       58,520            184,910
      23,000  Newmont Mining Corp. ............      521,800            667,690
                                                 -----------       ------------
                                                   1,114,542          2,288,175
                                                 -----------       ------------
              PUBLISHING -- 1.9%
     102,037  News Corp. Ltd. (a) .............      791,257            671,944
                                                 -----------       ------------
              REAL ESTATE -- 1.6%
      90,000  Cheung Kong (Holdings)
                Ltd. (a) ......................    1,078,416            584,242
                                                 -----------       ------------
                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND,INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                      MARKET
      SHARES                                         COST              VALUE
      -------                                        ----             -------
              COMMON STOCKS (CONTINUED)
              RETAIL -- 2.7%
      45,000  Boots Co. plc ...................  $   466,365       $    424,535
       5,000  Fast Retailing Co. Ltd. .........      135,408            176,119
       6,000  Ito-Yokado Co. Ltd. .............      254,320            176,961
       5,750  Tod's SpA .......................      287,194            184,090
                                                 -----------       ------------
                                                   1,143,287            961,705
                                                 -----------       ------------
              TELECOMMUNICATIONS -- 4.8%
      60,000  BT Group plc (a) ................      238,126            188,003
         165  Japan Telecom Holdings Co.
                Ltd. (a) ......................      547,399            509,499
         130  KDDI Corp. ......................      404,564            421,758
     115,000  Telecom Italia SpA, RNC .........      442,179            580,448
                                                 -----------       ------------
                                                   1,632,268          1,699,708
                                                 -----------       ------------
              WIRELESS COMMUNICATIONS -- 2.0%
     346,376  Vodafone Group plc (a) ..........      866,398            627,731
       4,575  Vodafone Group plc, ADR .........      122,216             82,899
                                                 -----------       ------------
                                                     988,614            710,630
                                                 -----------       ------------
              TOTAL COMMON STOCKS .............   40,728,482         34,946,944
                                                 -----------       ------------
              PREFERRED STOCKS -- 1.6%
              BROADCASTING -- 1.6%
      87,000  ProSieben Sat.1 Media
                AG, Pfd. ......................    1,115,927            593,408
                                                 -----------       ------------
                                                                      MARKET
      SHARES                                         COST              VALUE
      -------                                        ----             -------
              WARRANTS -- 0.2%
              METALS AND MINING -- 0.2%
       5,000  Harmony Gold
                Mining Co. Ltd.,
                ADR, expires 06/29/03 .........  $         0       $     62,500
                                                 -----------       ------------
              TOTAL
                INVESTMENTS -- 100.1% .........  $41,844,409       $ 35,602,852
                                                 ===========
              OTHER ASSETS AND LIABILITIES (NET) -- (0.1)%              (48,315)
                                                 -----------       ------------
              NET ASSETS -- 100.0% ............................    $ 35,554,537
                                                                   ============
----------------
              For Federal tax purposes:
              Aggregate cost ..................................    $ 42,684,864
                                                                   ============
              Gross unrealized appreciation ...................    $  3,543,989
              Gross unrealized depreciation ...................     (10,626,001)
                                                                   ------------
              Net unrealized appreciation/(depreciation) ......    $ (7,082,012)
                                                                   ============
----------------
(a) Market value is adjusted in accordance with the fair value procedures established by the Board of Directors.
ADR - American Depository Receipt.

                 See accompanying notes to financial statements.

                                     % OF
                                    MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE        VALUE
--------------------------          -------      -------
Europe ...........................   71.5%    $25,458,746
Japan ............................   16.3%      5,801,751
Asia/Pacific Rim .................    5.6%      1,991,680
South Africa .....................    4.7%      1,682,985
North America ....................    1.9%        667,690
                                    ------    -----------
                                    100.0%    $35,602,852
                                    ======    ===========

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND,INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (cost $41,844,409) ...   $35,602,852
  Receivable for Fund shares sold ............       375,088
  Receivable for Investments sold ............        67,598
  Dividends and reclaims receivable ..........       109,385
  Other assets ...............................        14,030
                                                 -----------
  TOTAL ASSETS ...............................    36,168,953
                                                 -----------
LIABILITIES:
  Payable for investment advisory fees .......        29,578
  Payable for distribution fees ..............         7,406
  Payable to custodian .......................       492,717
  Payable for Fund shares redeemed ...........         5,317
  Other accrued expenses and liabilities .....        79,398
                                                 -----------
  TOTAL LIABILITIES ..........................       614,416
                                                 -----------
  NET ASSETS applicable to 3,015,573
    shares outstanding .......................   $35,554,537
                                                 ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ................        $3,016
  Additional paid-in capital .................    53,661,369
  Accumulated net realized gain/(loss)
    on investments and foreign
    currency transactions ....................   (11,882,321)
  Net unrealized appreciation/(depreciation)
    on foreign currency transactions .........        14,030
  Net unrealized appreciation/(depreciation)
    on investments ...........................    (6,241,557)
                                                 -----------
  TOTAL NET ASSETS ...........................   $35,554,537
                                                 ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .......................     3,014,020
                                                 ===========
  Net Asset Value, offering and redemption
    price per share ..........................        $11.79
                                                      ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .......................            85
                                                      ======
  Net Asset Value and redemption
    price per share ..........................        $11.91
                                                      ======
  Maximum sales charge .......................          5.75%
                                                      ======
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge of 5.75%
    of the offering price at December
    31, 2002) ................................        $12.64
                                                      ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .......................         1,187
                                                      ======
  Net Asset Value, offering and redemption
    price per share ..........................        $11.70(a)
                                                      ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .......................           281
                                                      ======
  Net Asset Value, offering and redemption
    price per share ..........................       $11.70(a)
                                                      ======

  (a) Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of
    $77,465) .................................   $   798,560
  Interest ...................................        11,761
                                                 -----------
  TOTAL INVESTMENT INCOME ....................       810,321
                                                 -----------
EXPENSES:
  Investment advisory fees ...................       416,000
  Distribution fees ..........................       104,149
  Registration fees ..........................        66,000
  Shareholder services fees ..................        59,495
  Custodian fees .............................        55,710
  Shareholder communications expenses ........        44,238
  Legal and audit fees .......................        30,600
  Directors' fees ............................         8,501
  Interest expense ...........................         4,103
  Miscellaneous expenses .....................         1,431
                                                 -----------
  TOTAL EXPENSES .............................       790,227
                                                 -----------
  NET INVESTMENT INCOME ......................        20,094
                                                 -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain/(loss) on investments and
    foreign currency transactions ............    (5,032,265)
  Net change in unrealized appreciation/
    (depreciation) on investments and
    foreign currency transactions ............      (334,081)
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ....................    (5,366,346)
                                                 -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................   $(5,346,252)
                                                 ===========


                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -----------------   -----------------
OPERATIONS:
  Net investment income ......................................................   $     20,094        $    611,368
  Net realized gain/(loss) on investments and foreign currency transactions ..     (5,032,265)         (6,026,828)
  Net change in unrealized appreciation/(depreciation) of investments
    and foreign currency transactions ........................................       (334,081)         (9,677,891)
                                                                                 ------------        ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............     (5,346,252)        (15,093,351)
                                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ................................................................        (29,951)           (586,033)
    Class A ..................................................................             (3)                (14)
    Class B ..................................................................             --                (117)
    Class C ..................................................................             --                 (20)
                                                                                 ------------        ------------
                                                                                      (29,954)           (586,184)
                                                                                 ------------        ------------
  Net realized gain on investments
    Class AAA ................................................................             --             (93,980)
    Class A ..................................................................             --                  (2)
    Class B ..................................................................             --                 (37)
    Class C ..................................................................             --                  (8)
                                                                                 ------------        ------------
                                                                                           --             (94,027)
                                                                                 ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................        (29,954)           (680,211)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ................................................................     (6,262,659)         (3,124,768)
    Class A ..................................................................             83               9,231
    Class B ..................................................................         (1,341)             21,564
    Class C ..................................................................            207                   2
                                                                                 ------------        ------------
    Net increase/(decrease) in net assets from capital share transactions ....     (6,263,710)         (3,093,971)
                                                                                 ------------        ------------
  NET INCREASE/(DECREASE) IN NET ASSETS ......................................    (11,639,916)        (18,867,533)
NET ASSETS:
    Beginning of period ......................................................     47,194,453          66,061,986
                                                                                 ------------        ------------
    End of period ............................................................   $ 35,554,537        $ 47,194,453
                                                                                 ============        ============


                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30,1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund is informed of the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $1,897 and to decrease accumulated net realized loss on investments and foreign currency transaction for $1,897.

The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                YEAR ENDED       YEAR ENDED
                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                          -------------------  -----------------
   DISTRIBUTIONS PAID FROM:
   Ordinary income
     (inclusive of short term capital gains) ...  $29,954           $676,975
   Net long term capital gains .................       --              3,236
                                                 --------           --------
   Total distributions paid ....................  $29,954           $680,211
                                                 ========           ========

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

    Accumulated capital loss carryforward .................    $(11,041,866)
    Net unrealized depreciation ...........................      (7,082,012)
    Other .................................................          14,030
                                                               ------------
    Total accumulated loss ................................    $(18,109,848)
                                                               ============

Other is primarily due to unrealized foreign exchange appreciation/depreciation from foreign receivable and payables.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $11,041,866. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $5,815,750 of the loss carryforward is available through 2009; and $5,226,116 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each Class of Shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $103,950 and $1 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under its Plan. Class B and Class C Shares incurred distribution costs of $159 and $39, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $10,247,170 and $15,416,149, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $480,000 of borrowings outstanding at December 31, 2002.

The average daily amount of borrowings outstanding within the year ended December 31, 2002, was $141,203, with a related weighted average interest rate of 2.35%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $2,395,000.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
7. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions  in shares of capital stock were as follows:

                                                              YEAR ENDED                  YEAR ENDED
                                                          DECEMBER 31, 2002            DECEMBER 31, 2001
                                                     ----------   -------------    ----------   -------------
                                                       SHARES        AMOUNT          SHARES         AMOUNT
                                                     ----------   -------------    ----------   -------------
                                                             CLASS AAA                  CLASS AAA
                                                     --------------------------    --------------------------
Shares sold .......................................   7,742,329   $ 100,433,264     6,525,890   $ 101,310,342
Shares issued upon reinvestment of dividends ......       2,324          27,027        48,514         657,295
Shares redeemed ...................................  (8,163,819)   (106,722,950)   (6,753,640)   (105,092,405)
                                                     ----------   -------------    ----------   -------------
  Net increase/(decrease) .........................    (419,166)  $  (6,262,659)     (179,236)  $  (3,124,768)
                                                     ==========   =============    ==========   =============
                                                              CLASS A                    CLASS A
                                                     --------------------------    --------------------------
Shares sold .......................................          77   $         945        11,752   $     159,580
Shares issued upon reinvestment of dividends ......          --              --             1              16
Shares redeemed ...................................         (66)           (862)      (11,679)       (150,365)
                                                     ----------   -------------    ----------   -------------
  Net increase/(decrease) .........................          11   $          83            74   $       9,231
                                                     ==========   =============    ==========   =============
                                                              CLASS B                    CLASS B
                                                     --------------------------    --------------------------
Shares sold .......................................          94   $       1,202         1,286   $      21,506
Shares issued upon reinvestment of dividends ......          --              --             4              58
Shares redeemed ...................................        (197)         (2,543)           --              --
                                                     ----------   -------------    ----------   -------------
Net increase/(decrease) ...........................         103   $      (1,341)        1,290   $      21,564
                                                     ==========   =============    ==========   =============
                                                              CLASS C                    CLASS C
                                                     --------------------------    --------------------------
Shares sold .......................................         776   $       9,880            68   $       1,100
Shares issued upon reinvestment of dividends ......          --              --             2              28
Shares redeemed ...................................        (776)         (9,673)          (72)         (1,126)
                                                     ----------   -------------    ----------   -------------
Net increase/(decrease) ...........................          --   $         207            (2)  $           2
                                                     ==========   =============    ==========   =============

GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                               INCOME
                                     FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                             -------------------------------------------  ----------------------------------------
                                                   Net
               Net Asset                      Realized and      Total                     Net                        Net Asset
  Period         Value,            Net         Unrealized        from         Net      Realized                        Value,
   Ended       Beginning       Investment    Gain/(Loss) on   Investment  Investment   Gain  on          Total        End of
December 31    of Period     Income/(Loss)     Investments    Operations    Income    Investments    Distributions    Period
-----------   ----------     --------------    ------------   ----------    -------   ------------   -------------    -------
CLASS AAA
  2002(a)       $13.74            $0.01           $(1.95)      $(1.94)      $(0.01)        --           $(0.01)        $11.79
  2001(a)        18.29             0.17            (4.51)       (4.34)       (0.18)    $(0.03)           (0.21)         13.74
  2000(a)        22.82            (0.13)           (3.65)       (3.78)          --      (0.75)           (0.75)         18.29
  1999           15.63            (0.09)            8.25         8.16        (0.10)     (0.87)           (0.97)         22.82
  1998           14.40            (0.02)            2.51         2.49        (0.03)     (1.23)           (1.26)         15.63
CLASS A
  2002(a)       $13.74           $(0.05)          $(1.74)      $(1.79)      $(0.04)        --           $(0.04)        $11.91
  2001(a)(d)     14.88            (0.23)           (0.69)       (0.92)       (0.19)    $(0.03)           (0.22)         13.74
CLASS B
  2002(a)       $13.73           $(0.09)          $(1.94)      $(2.03)          --         --               --         $11.70
  2001(a)        17.68             0.12            (3.95)       (3.83)      $(0.09)    $(0.03)          $(0.12)         13.73
CLASS C
  2002(a)       $13.74           $(0.10)          $(1.94)      $(2.04)          --         --               --         $11.70
  2001(a)        18.28             0.07            (4.51)       (4.44)      $(0.07)    $(0.03)          $(0.10)         13.74
  2000(a)(b)     25.94            (0.12)           (6.79)       (6.91)          --      (0.75)           (0.75)         18.28


                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                         ------------------------------------------------------------------
                                           Net                      Operating
                        Net Assets     Investment      Operating    Expense
  Period                  End of     Income/(Loss)    Expenses to    Ratio       Portfolio
   Ended       Total      Period     to Average Net  Average Net    (Net of      Turnover
December 31   Return+    (in 000's)      Assets          Assets     Interest)      Rate
-----------   --------   ----------  --------------  ------------   ----------   ----------
CLASS AAA
  2002(a)      (14.1)%     $35,536         0.05%          1.90%        1.89%         25%
  2001(a)      (23.7)       47,172         1.14           1.86         1.80          31
  2000(a)      (16.5)       66,057        (0.68)          1.77         1.75          62
  1999          52.4        48,883        (0.62)          1.90         1.88          74
  1998          17.4        26,791        (0.14)          1.98         1.96          52
CLASS A
  2002(a)      (13.1)%          $1        (0.36)%         1.43%        1.43          25%
  2001(a)(d)    (6.2)            1        (3.85)(c)       1.86(c)      1.86(c)       31
CLASS B
  2002(a)      (14.8)%         $14        (0.69)%         2.65%        2.64          25%
  2001(a)      (21.7)           18         0.82(c)        2.60(c)      2.56(c)       31
CLASS C
  2002(a)      (14.9)%          $3        (0.78)%         2.61%        2.61          25%
  2001(a)      (24.3)            4         0.43           2.64         2.59          31
  2000(a)(b)   (26.6)            5        (1.43)(c)       2.52(c)      2.50(c)       62

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the average daily shares outstanding method.
(b)  From the commencement of offering Class C Shares on March 9, 2000.
(c)  Annualized.
(d) Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A Shares as the information for this period is not considered meaningful.


                See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli International Growth Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                            /S/ERNST & YOUNG LLP

New York, New York
February 7, 2003

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For  the  fiscal  year  ended  December  31,  2002,  the  Fund  paid  to shareholders, on December 27, 2002, an ordinary income dividend (comprised of short-term capital gains) totaling $0.0100 and $0.0358 per share for Class AAA and Class A, respectively. For the fiscal year ended December 31, 2002, none of the distribution qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:
   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 1.57%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the
   Fund's  fiscal  year  in  U.S.   Government   securities.   The  Gabelli
   International  Growth Fund did not meet this strict requirement in 2002.
   Due to the diversity in state and local tax law, it is recommended  that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

GABELLI INTERNATIONAL GROWTH FUND, INC.
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    --------------------                           ----------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI        Since 1994      22           Chairman of the Board and Chief Executive      Director of Morgan Group
Director                                             Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (holding
Age: 60                                              Chief Investment Officer of Gabelli Funds,     company); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                 Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of        manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

KARL OTTO POHL          Since 1994      31           Member of the Shareholder Committee of Sal     Director of Gabelli
Director                                             Oppenheim Jr. & Cie (private investment        Asset Management Inc.
Age: 73                                              bank); Former President of the                 (investment management);
                                                     Deutsche Bundesbank and Chairman of its        Chairman, Incentive Capital
                                                     Central Bank Council (1980-1991)               and Incentive Asset
                                                                                                    Management (Zurich);
                                                                                                    Director at Sal Oppenheim
                                                                                                    Jr. & Cie, Zurich
NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA     Since 1994      33           President and Attorney at Law in the law firm               --
Director                                             of Anthony J. Colavita, P.C.
Age: 67

WERNER J. ROEDER, MD    Since 1994      26           Vice President/Medical Affairs of Lawrence                  --
Director                                             Hospital Center and practicing private physician
Age: 62

ANTHONIE C. VAN EKRIS   Since 1994      18           Managing Director of BALMAC                                 --
Director                                             International, Inc. (commodities)
Age: 68

OFFICERS:
BRUCE N. ALPERT         Since 1994      --           Executive Vice President and Chief Operating                --
Vice President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 51                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE          Since 1995      --           Vice President, General Counsel and Secretary               --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

--------------------------------------------------------------------------------
1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws and Articles of Incorporation.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

           GABELLI INTERNATIONAL GROWTH FUND, INC.
                    One Corporate Center
                  Rye, New York 10580-1422
                         800-GABELLI
                        800-422-3554
                      FAX: 914-921-5118
                  WEBSITE: WWW.GABELLI.COM
                  E-MAIL: INFO@GABELLI.COM
         Net Asset Value available daily by calling
                 800-GABELLI after 6:00 P.M.

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              VICE PRESIDENT/MEDICAL AFFAIRS
INVESTMENT OFFICER              LAWRENCE HOSPITAL CENTER
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

             OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                          DISTRIBUTOR
                    Gabelli & Company, Inc.

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
              State Street Bank and Trust Company

                         LEGAL COUNSEL
                    Willkie Farr & Gallagher
--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB009Q402SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002